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                                                                         EXHIBIT

                                    AGREEMENT

         The undersigned hereby agree in writing pursuant to the provisions of Rule 13d-1(k)(1)(iii) promulgated under the Securities Exchange Act of 1934, as amended, that the Schedule 13G to which this Agreement is attached is filed on behalf of each of the undersigned.

Dated:  February 7, 2001

                                   BLANCHE EBERT SEAVER, RICHARD C. SEAVER,
                                   R. CARLTON SEAVER, JR. AND SECURITY PACIFIC
                                   NATIONAL BANK, TRUSTEES UNDER PARAGRAPH V OF
                                   THE WILL OF FRANK R. SEAVER, DECEASED

                                   Bank of America, N.A., Co-Trustee


                                   By:   /s/ ROBERT J. KITZMAN
                                      ------------------------------------------
                                      Name:  Robert J. Kitzman
                                           -------------------------------------
                                      Title: Vice President
                                            ------------------------------------

                                   By: /s/ RICHARD C. SEAVER
                                      -----------------------------------------
                                       Richard C. Seaver, Co-Trustee


                                   By: /s/ R. CARLTON SEAVER
                                      -----------------------------------------
                                       R. Carlton Seaver, Co-Trustee


                                   BANK OF AMERICA, N.A.


                                   By:   /s/ ROBERT J. KITZMAN
                                      ------------------------------------------
                                      Name:  Robert J. Kitzman
                                           -------------------------------------
                                      Title: Vice President
                                            ------------------------------------